                   AMENDMENT NO.  1 TO ASSET ACQUISITION AGREEMENT
                              AND PLAN OF REORGANIZATION

    This AMENDMENT NO. 1 (the "Amendment No. 1") to the ASSET ACQUISITION AGREEMENT AND PLAN OF REORGANIZATION, dated as of July 3, 1996 (the "AGREEMENT"), by an among COMMCOCCC, INC., a Delaware corporation ("COMMCOCCC"), CCC MILLIMETER L.P., a Delaware limited partnership ("CCC"), COLUMBIA MILLIMETER COMMUNICATIONS, L.P., a Delaware limited partnership ("CMC"), COMMCO, L.L.C., a Delaware limited liability company ("CLC"), COLUMBIA CAPITAL CORPORATION, a Virginia corporation ("COLUMBIA"), ADVANCED RADIO TECHNOLOGIES CORPORATION, a Delaware corporation ("TECH"), and ADVANCED RADIO TELECOM CORP., a Delaware corporation ("TELECOM") is entered into as of this 15th day of October, 1996. Capitalized terms used and not otherwise defined in this Amendment No. 1 are used herein as defined in the Agreement.

                                       RECITALS

1. The parties to the Agreement desire to amend the Agreement, the Notes and the Warrants and to obtain consents and waivers in connection therewith.

2. The purpose of this Amendment No. 1 is to set forth the understanding of the parties with respect to certain changes to the Agreement.

    NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.  RECITALS AND DEFINITIONS.

1.1 RECITALS. Recital 4(c) is hereby amended and restated in its entirety to read as follows:

         "The issuance by Tech of Senior Secured Notes together with warrants to purchase Tech Common Stock in the Debt Offering."

1.2 ART REGISTRATION STATEMENTS. The Agreement is amended by deleting therefrom all references to the term "ART REGISTRATION STATEMENTS", and substituting therefor, in each instance, the term "ART REGISTRATION STATEMENT" which means the Registration Statement of Tech on Form S-1 (No. 333-04388) filed with the SEC, as amended, with respect to the initial public offering of Tech Common Stock.

1.3 DEBT REGISTRATION STATEMENT; DEBT OFFERING AND DEBT PROSPECTUS. Article I of the Agreement is amended by deleting therefrom the term "DEBT REGISTRATION STATEMENT", amending the definition of the term "DEBT OFFERING" to mean the issuance and sale of the Senior Secured Notes due 1998 and warrants to purchase Tech Common Stock substantially as contemplated by the Debt Prospectus, and amending the definition of the term "DEBT PROSPECTUS" to mean the private placement memorandum of Tech pursuant to which the Debt Offering will be made.

1.4 EQUITY OFFERING; EQUITY PROSPECTUS AND EQUITY REGISTRATION STATEMENT.
    Article I of the Agreement is amended by amending the definition of the term "EQUITY OFFERING" by deleting therefrom the term "EQUITY REGISTRATION STATEMENT" and substituting therefor the term "ART REGISTRATION STATEMENT", by amending the definition of "EQUITY PROSPECTUS" by deleting therefrom the term "EQUITY REGISTRATION STATEMENT" and substituting therefor the term "ART REGISTRATION STATEMENT" and by deleting the definition of "EQUITY REGISTRATION STATEMENT".

1.5 PRELIMINARY ART REGISTRATION STATEMENT. The Agreement is amended by deleting all referenced to the term "PRELIMINARY ART REGISTRATION STATEMENTS" and substituting the term "PRELIMINARY ART REGISTRATION STATEMENT" which means Amendment No. 1 to the ART Registration Statement as filed with the SECURITIES EXCHANGE COMMISSION on July 3, 1996; PROVIDED, HOWEVER, that for the purposes of Sections 6.8 and 6.12 of the Agreement from and after the date hereof, the term "Preliminary ART Registration Statement" means Amendment No. 6 to the ART Registration Statement in the form furnished to the CommcoCCC Entities.

1.6 BRIDGE NOTES. Article 1 of the Agreement is amended by amending the definition of the term "BRIDGE NOTES" to mean the Bridge Notes due December 31, 1996 of Tech, as amended and restated as of the date hereof.

1.7 WARRANTS. Article 1 of the Agreement is amended by amending the definition of the term "WARRANTS" to mean the Common Stock Purchase Warrants to purchase an aggregate of 240,000 shares of Tech Common Stock at a price per share of $6.25.

2.  COVENANTS

2.1 OTHER GOVERNMENTAL CONSENTS. Section 7.4 of the Agreement is amended by deleting from the second line thereof the words "this Agreement" and substituting therefor the words "Amendment No. 1 to this Agreement".

2.2 COMMCOCCC OBLIGATION TO PROVIDE INFORMATION. Section 7.14 of the Agreement is amended and restated in its entirety to read as follows:

         "CommcoCCC covenants and agrees to furnish to Tech written information necessary to prepare the Debt Prospectus and to prepare and file the Preliminary ART Registration Statement and any amendments or supplements thereto, with regard to the CommcoCCC Assets and each of the CommcoCCC Entities (the "COMMCOCCC INFORMATION"). The CommcoCCC Information that is supplied to Tech specifically for inclusion in the Preliminary ART Registration Statement and the Debt Prospectus shall not contain any untrue statement of material fact, omit to state any material fact required to be stated therein, or omit any material fact necessary in order to make the statements therein not misleading. If any time prior to the Closing Date any event or circumstance should be discovered by any of the CommcoCCC Entities with respect to CommcoCCC Information which is required to be set forth in an amendment or supplement to the ART Registration Statement or Debt Prospectus, the CommcoCCC Entities shall immediately notify Tech and shall use all reasonable efforts to assist Tech in appropriately amending or supplementing the ART Registration Statement or the Debt Prospectus."

2.3 NEGATIVE COVENANTS OF THE ART COMPANIES.  Pursuant to Section 7.20(a) and
    (c) of the Agreement, CommcoCCC hereby consents to, and waives any breach of covenant in the Agreement by virtue of, the issuance by Tech of its 14.75% unsecured notes due March 1998 and five-year warrants (the "SEPTEMBER BRIDGE NOTES AND WARRANTS").

2.4 AMENDMENT TO REGISTRATION RIGHTS AGREEMENT. On the date hereof, CommcoCCC, CLC and Columbia each shall enter into the Amendment to the Second Restated and Amended Registration Rights Agreement attached hereto as Exhibit 2.4.

3.  CONDITIONS TO COMMCOCCC'S OBLIGATIONS.

3.1 EQUITY AND DEBT OFFERINGS. Section 9.9 of the Agreement is amended and restated in its entirety to read as follows:

         "Tech shall have consummated a public offering of the Tech Common Stock, and received a commitment for the purchase of the Senior Secured Notes pursuant to the Debt Offering on terms reasonable satisfactory to CommcoCCC."

3.2 TECH BOARD REPRESENTATION. Section 9.12 of the Agreement is amended and restated in its entirety to read as follows:

         "Section 9.12 TECH BOARD OF DIRECTORS REPRESENTATION. Promptly after the Closing, Tech shall have elected James B. Murray, Jr. to the class of Directors with the then longest term available."

4. WAIVER OF DEFAULTS, AMENDMENT OF BRIDGE NOTES AND ISSUANCE OF ADDITIONAL WARRANTS

4.1 COLUMBIA BRIDGE NOTES. Columbia hereby waives, pursuant to Section 8.2 of each of the Bridge Note due September 30, 1996 in the original principal amount of $1,000,000 and the Bridge Note due September 30, 1996 n the original principal amount of $602,900 (the "COLUMBIA BRIDGE NOTES"), the Events of Default under such Notes due to (i) the failure of Tech to pay interest on the $5.0 million of 10% unsecured notes due in 1998 issued to private investors on March 8, 1996 (the "MARCH BRIDGE NOTES") and (ii) the issuance of the September Bridge Notes and Warrants. Columbia and Tech hereby agree that as of the date hereof the Columbia Bridge Notes shall be amended and restated in their entirety to be in the form attached hereto as Exhibit A in the original principal amounts of $1,000,000 and $602,900 (which amendments and restatements are not intended to be novations and issuances of new indebtedness in exchange for old indebtedness) and on the date hereof Columbia shall tender its Bridge Notes to Tech against receipt of the amended and restated Columbia Bridge Notes.

4.2 CLC BRIDGE NOTES. CLC hereby waives pursuant to Section 8.2 of the Bridge Note due September 30, 1996 in the original principal amount of $1,397,100 (the "CLC BRIDGE NOTE") the Events of Default due to (i) the failure of Tech to pay interest on the March Bridge Notes and (ii) the issuance of the September Bridge Notes and Warrants. CLC and Tech hereby agree that as of the date hereof the CLC Bridge Note shall be amended and restated in its entirety to be in the form attached hereto as Exhibit A in the original principal sum of $1,397,100 (which amendment and restatement is not intended to be a novation and issuance of new indebtedness in exchange for old indebtedness) and on the date hereof CLC shall tender its Bridge Note to Tech against receipt of the amended and restated CLC Bridge Note.

4.3 ADDITIONAL COLUMBIA WARRANTS. In consideration of the waivers and amendments to the Columbia Bridge Notes, on the date hereof, the Warrant issued to Columbia dated July 3, 1996 to purchase 26,715 shares of Tech Common Stock shall be amended and restated in its entirety to be in the form attached hereto as Exhibit B, and an additional Warrant in such form to purchase 101,517 shares of Tech Common Stock shall be issued, each exercisable at an exercise price of $6.25 per share, subject to adjustment as provided therein, on and after October 15, 1997 through October 15, 2001. Columbia shall tender its original Warrant to Tech against receipt of its new Warrants.

4.4 ADDITIONAL CLC WARRANTS. In consideration of the waivers and amendments to the CLC Bridge Notes, on the date hereof, the Warrant issued to CLC dated July 3, 1996 to purchase 23,285 shares of Tech Common Stock shall be amended and restated in its entirety to be in the form attached hereto as Exhibit B, and an additional Warrant to purchase 88,483 shares of Tech Common Stock shall be issued, each exercisable at an exercise price of $6.25 per share, subject to adjustment as provided therein, on and after October 15, 1997 through October 15, 2001. CLC shall tender its original Warrant to Tech against receipt of its new Warrants.

5.  MISCELLANEOUS

5.1 CAPTIONS. The Section captions used in this Amendment No. 1 are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

5.2 COUNTERPARTS. This Amendment No. 1 may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

5.3 ENTIRE AGREEMENT. The Agreement and Amendment No. 1, including the other documents referred to herein or therein which form a part hereof or thereof, contain the entire understanding of the parties hereto with respect to the subject matter herein and therein. The Agreement and Amendment No. 1 supersede all prior agreements and understandings between the parties with respect to such subject matter.

5.4 TERMINATION AND ABANDONMENT. Section 13.10(a) of the Agreement is amended by deleting the words "within 90 days after the date hereof" in clause (iv) and substituting therefor the words "on or before November 30, 1996" and by deleting the words "the Agreement" from clause (v) and substituting therefor the words "Amendment No. 1 to the Agreement."

    IN WITNESS WHEREOF, each of Tech, Telecom, CommcoCCC, CCC, CMC, Columbia and CLC has caused this Amendment No. 1 to be executed in its name by one of its duly authorized officers, all as of the day and year first above written.

                                  ADVANCED RADIO TECHNOLOGIES CORPORATION

                                  By:
                                     -------------------------------------
                                  Its: Executive Vice President - Finance

                                  ADVANCED RADIO TELECOM CORP.


                                  By:
                                     -------------------------------------
                                  Its: Executive Vice President - Finance


                                  COMMCOCCC, INC.


                                  By: /s/ illegible
                                     -------------------------------------
                                  Its: President
                                      ------------------------------------


                                  By: /s/ illegible
                                     -------------------------------------
                                  Its: Executive Vice President
                                      ------------------------------------

                                  CCC MILLIMETER, L.P.

                                  By:  Columbia Capital Corporation
                                  Its: General Partner

                                       By: /s/ illegible
                                          --------------------------------
                                       Its: Vice President
                                           -------------------------------

                                  COLUMBIA MILLIMETER COMMUNICATIONS, L.P.

                                  By:  Columbia Capital Corporation
                                  Its: General Partner

                                       By: /s/ illegible
                                          --------------------------------
                                       Its: Vice President
                                           -------------------------------

                                  COLUMBIA CAPITAL CORPORATION

                                  By: /s/ illegible
                                     -------------------------------------
                                  Its: Vice President
                                      ------------------------------------

                                  COMMCO, L.L.C.

                                  By: /s/ illegible
                                     -------------------------------------
                                  Its: President
                                      ------------------------------------

                                  By:
                                     -------------------------------------
                                  Its:
                                      ------------------------------------

                                      EXHIBIT A

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT IN CONNECTION WITH THE RESALE THEREOF UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IS AVAILABLE. THIS NOTE MAY BE SUBJECT TO ORIGINAL ISSUE DISCOUNT.


                         AMENDED AND RESTATED PROMISSORY NOTE


Due:  December 31, 1996

$                                               Date of Issuance:        , 1996
 --------------                                                  --------

     FOR VALUE RECEIVED, ADVANCED RADIO TECHNOLOGIES CORPORATION, a Delaware corporation (the "Maker") having an office at 500 108th Avenue, N.E., Bellevue, Washington 98004, hereby promises to pay in cash on December 31, 1996 (the
"Maturity Date") to the order of                        (the "Payee") the
principal sum of                    DOLLARS ($           ) together with
interest in cash at the Prime Rate as announced from time to time on such principal amount remaining unpaid hereunder from time to time outstanding from the Date of Issuance until October 15, 1996 and thereafter at the rate of fourteen and seventy-five one hundredths percent (14.75%) per annum, based on the actual number of days elapsed over a 360-day year, as provided herein, with interest payable in full upon any prepayment of the entire principal amount thereof and otherwise at the Maturity Date. Notwithstanding the foregoing, the outstanding principal sum together with interest thereon shall be due and payable upon the consummation of an initial public offering of the Maker's Common Stock that results in aggregate gross proceeds to the Maker of at least $41,250,000. "PRIME RATE" shall mean the rate of interest announced publicly by NationsBank, N.A. (Carolinas) from time to time as its "prime rate."

     This Note is one of three Notes (the "Notes") of like tenor in the aggregate principal amount of $3,000,000 and amends and restates the Note of the same principal amount issued on the Date of Issuance. The Notes have been issued in connection with the transactions contemplated by the Asset Acquisition Agreement and Plan of Reorganization dated July 3, 1996 (the "ASSET ACQUISITION AGREEMENT") among the Borrower, Advanced Radio Telecom Corp., CommcoCCC, Inc., a Delaware corporation ("COMMCOCCC"), CCC Millimeter, L.P., a Delaware limited partnership, Columbia Millimeter Communications, L.P., a Delaware limited partnership, the Holder and CLC as amended by Amendment No. 1 dated the date hereof. In order to induce each of the parties to enter into the Asset Acquisition Agreement and to consummate the transactions contemplated thereby, the Holder has agreed to provide the Commitment evidenced by this Note, as amended and restated, for the benefit of the Borrower. The execution and delivery of this Note is required pursuant to the terms of the Asset Acquisition Agreement. Payment of the principal of and interest on this Note is secured by the terms and conditions of a certain Security Agreement of even date herewith among the Borrower and the Holder, as Collateral Agent (the "SECURITY AGREEMENT"). Warrants to purchase in the aggregate 240,000 shares of Common Stock of the Borrower ("WARRANTS") were issued to holders of the Notes.

     The following shall be deemed events of default hereunder:

     (a) If any payment shall not be made within ten (10) days when the same shall become due and payable;

     (b) If the Maker shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of a substantial part of its assets or property; (ii) make a general assignment for the benefit of creditors; (iii) be adjudicated a bankrupt; (iv) file a voluntary petition in bankruptcy or petition or an answer seeking reorganization, or make a plan with creditors or take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute now or hereafter in effect or an answer admitting the material allegations of any petition filed against it in any proceeding under any such law or statute; or (v) admit in writing the Maker's inability to pay the Maker's debts as they become due;

     (c) If any proceeding against the Maker seeking reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief under the present or any future Federal Bankruptcy Act or other applicable Federal or state statute, law or regulation shall remain undismissed or continue unstayed and in effect for a period of sixty (60) days; or

     (d) If a court of competent jurisdiction shall enter an order, judgment or decree appointing a receiver for a substantial part of the assets or properties of the Maker and such order, judgment or decree shall continue unvacated or unstayed and in effect for a period of sixty (60) days.

     Unless the Payee otherwise elects, in the Payee's sole discretion, this Note shall automatically become immediately due and payable, without further notice or demand, upon the occurrence of any event of default hereinabove described. Upon the acceleration of the entire or any portion of the unpaid balance of this Note, the holder, without prejudice to any other rights, is authorized to proceed against the Maker and shall not be required to have recourse to any security given for payment of this Note.

     In the event this Note is not paid in full on or prior to the Maturity Date, the Maker will issue to the holders of the Notes additional five-year warrants, in substantially the same form as the Warrants, effective as of the date of issuance of the Warrants, exercisable to purchase an aggregate of 240,000 shares of the Maker's Common Stock at the exercise price per share then in effect of the Warrants.

     In the event of a default on any of the Notes, the Maker shall pay interest, quarterly in arrears, on the sum of (i) the principal amount thereof and (ii) any accrued and unpaid interest thereon, at the rate of twenty-two percent (22%) per annum, based on the actual number of days elapsed over a 360-day year from the date of default. In the event that (a) there shall be an event of default under any of the notes issued by Maker in August through October, 1996 in the aggregate principal amount of $4,000,000 which shall entitle the holder thereof to the issuance of the additional warrants and if any of the Notes have not at such time been paid in full, the Maker shall grant to the holder hereof a five-year warrant in a form substantially similar to that of the Warrants (except that Section 7.1(a) and (b) and the first 12 words of Section 7.1(c) shall be deleted in such additional warrant), exercisable as of the date of such event of default to purchase that number of shares of Common Stock of the Maker at the exercise price per share of $3.00 equal to 600,000 multiplied by a fraction the numerator of which is the original principal amount of this Note and the denominator of which is the original aggregate principal amount of the Notes.

     This Note shall be secured and shall rank senior to all other indebtedness for money borrowed including interest thereon ("FUNDED INDEBTEDNESS") of the Maker incurred after the Date of Issuance (other than the Senior Indebtedness); provided that with the written consent of holders of at least 80% of the outstanding principal amount of the Notes outstanding, the Maker may incur additional Funded Indebtedness either senior or PARI PASSU with this Note. This Note shall rank junior in rights of payment and liquidation to the Senior Indebtedness, and the Maker shall be obligated to make payment in full of the Senior Indebtedness prior to payment of this Note. The "SENIOR INDEBTEDNESS" shall mean an aggregate principal amount of $5,000,000 plus interest thereon pursuant to the 10% Promissory Notes dated March 8, 1996 issued by Advanced Radio Telecom Corp. and the principal sum of $1,500,000 plus interest pursuant to the Nonnegotiable and Nontransferable Promissory Note issued by the Maker to EMI Communications Corp. pursuant to the Asset Purchase Agreement dated April 4, 1995.

     At the option of the Maker, the unpaid balance of this Note may be prepaid in whole or in part, from time to time, without penalty or premium.


     Except as otherwise expressly provided herein, the Maker, sureties, guarantors and endorsers of this Note hereby severally waive presentment, demand for payment, dishonor, notice of dishonor, protest and notice of protest, and any and all other requirements necessary to hold them liable as the Maker.

     The liability of the Maker hereunder shall be unconditional. No act, failure or delay by the holder hereof to declare a default as set forth herein or to exercise any right or remedy it may have hereunder, or otherwise, shall constitute a waiver of rights to declare such default or to exercise any such right or remedy at such time as it shall determine in its sole discretion.

     Each of the Maker, surety, guarantor and endorser further agrees, jointly and severally, to pay all costs of collection, including reasonable attorney's fees and all costs of levy or appellate proceedings or review, in case the principal or any interest thereon is not paid at the respective maturity thereof, or in case it becomes necessary to protect the security hereof, whether suit be brought or not.

     Any and all notices or other communications required or permitted to be given under this Note shall be in writing and shall be deemed to have been duly given upon personal delivery or the mailing thereof by certified or registered mail (a) if to the Maker, at its address set forth above; and (b) if to the Payee, addressed to it or at such other address any person or entity entitled to receive notices may specify by written notice given as aforesaid.

     This Note may not be changed or terminated orally.

     This Note shall be binding upon the Maker, its legal representatives, successors or assigns and shall inure to the benefit of the Payee and its successors, endorsers, assigns or holder(s) in due course.

     This Note shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. By signing below, the Maker hereby irrevocably submits to the jurisdiction of such state and to service of process by certified or registered mail at the Maker's last known address. No provision of this Note may be changed unless in writing signed by the Payee.

     IN WITNESS WHEREOF, the Maker has caused this Note to be executed by its duly authorized representative as of the date and year first above written.

                                   ADVANCED RADIO TECHNOLOGIES CORPORATION


                                   By:
                                      --------------------------------


Payment of the above Note is hereby guaranteed.

                                   ADVANCED RADIO TELECOM CORP.


                                   By:
                                      --------------------------------

                                      EXHIBIT B

Void after October   , 2001


          This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933. This Warrant and such shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act. This Warrant and such shares may not be transferred except upon the conditions specified in this Warrant and no transfer of this Warrant or such shares shall be valid or effective unless and until such conditions shall have been complied with.

          The Securities represented by this Certificate have been acquired for investment and have not been registered under the Securities Act of 1933. Theses Securities may not be sold or transferred in the absence of such Registration or an exemption therefrom under such Act. Additionally, the transfer of these Securities is subject to the conditions specified in Section 12 of the Second Amended and Restated Registration Rights Agreement dated the date hereof (the "Registration Rights Agreement") among Advanced Radio Telecom Corp., Advanced Radio Technologies Corporation and certain other signatories thereto and no transfer of these Securities shall be valid or effective until such conditions have been fulfilled. Upon the fulfillment of certain of such conditions, Advanced Radio Telecom Corp. and Advanced Radio Technologies Corporation have agreed to deliver to the holder hereof a new certificate, not bearing this legend, for the Securities represented hereby registered in the name of such holder. Copies of such Agreement may be obtained at no cost by written request made by the holder of record of this Certificate to the Secretary of Advanced Radio Technologies Corporation.

                       ADVANCED RADIO TECHNOLOGIES CORPORATION

                            COMMON STOCK PURCHASE WARRANT

     ADVANCED RADIO TECHNOLOGIES CORPORATION, a Delaware corporation (the "Company"), having its principal office at 500 108th Ave., N.E., Bellevue, WA 98004, hereby certifies that, for value received, Commco, L.L.C., a Delaware limited liability company, or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time on or from time to time after October 15, 1997 and before 5:00 P.M.,

New York City time, on October 15, 2001 (the "Expiration Date")         fully
paid and non-assessable shares of Common Stock of the Company, at the price per share (the "Purchase Price") of $6.25. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     [This Warrant replaces the Warrant that was originally issued by the Company in connection with the transactions contemplated by the Asset Acquisition Agreement and Plan of Reorganization dated the date hereof among the Company, CommcoCCC, Inc., Columbia Capital Corporation, CCC Millimeter, L.P., Columbia Millimeter Communications, L.P., Commco, L.L.C., and Advanced Radio Telecom Corp. (the "Asset Acquisition Agreement").] In order to induce the holder hereof to provide the commitment set forth in the Amended and Restated Promissory Note Due December 31, 1996, the Company has agreed to grant the holder the rights set forth in this Warrant. This Warrant shall continue in full force and effect regardless of any termination or breach of the Asset Acquisition Agreement.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

     (b) The term "Common Stock" means the Common Stock, $.001 par value per share, of the Company and its successors.

     (c)  The "Original Issue Date" is     , 1996, the date as of which the
Warrants were first issued.

     (d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 6 or otherwise.

     (e) The term "Purchase Price" shall be the then applicable exercise price for one share of Common Stock.

     (f) The terms "registered" and "registration" refer to a registration effected by filing a registration statement in compliance with the Securities Act, to permit the disposition of Common Stock (or Other Securities) issued or issuable upon the exercise of Warrants, and any post-effective amendments and supplements filed or required to be filed to permit any such disposition.

     (g) The term "Securities Act" means the Securities Act of 1933 as the same shall be in effect at the time.

     References in this Warrant to numbers of shares and per share prices do not reflects the Company's proposed 1-for-2.75 reverse stock split.

     1. REGISTRATION, ETC. The Company shall have the same obligations to the holder of the Warrant as it has to the Investor Telecom Stockholders and Acquisition Holders of the Company as set forth in that certain Second Restated and Amended Registration Rights Agreement by and among the Company, the stockholders of the Company named therein, Advanced Radio Telecom Corp. ("Telecom") and the stockholders of Telecom named therein.

     2. SALE OR EXERCISE WITHOUT REGISTRATION. If, at the time of any exercise, transfer or surrender for exchange of a Warrant or of Common Stock (or Other Securities) previously issued upon the exercise of Warrants, such Warrant or Common Stock (or Other Securities) shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer or exchange, that the holder or transferee of such Warrant or Common Stock (or Other Securities), as the case may be, furnish to the Company a satisfactory opinion of counsel to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act, provided that the disposition thereof shall be in compliance with the provisions of the Stockholders Agreement, and provided further that nothing contained in this Section 2 shall relieve the Company from complying with any request for registration pursuant to Section 1 hereof.

     3.   EXERCISE OF WARRANT; PARTIAL EXERCISE; CASHLESS EXERCISE.


          3.1. EXERCISE IN FULL. Subject to the provisions hereof, this Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription attached hereto as SCHEDULE I duly executed by such holder, to the Company at its principal office accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of this Warrant (without giving effect to any adjustment therein) by the Purchase Price.

          3.2. PARTIAL EXERCISE. Subject to the provisions hereof, this Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Section 3.1 except that the amount payable by the holder upon any partial exercise shall be the amount obtained by multiplying (a) the number of shares of common Stock (without giving effect to any adjustment therein) designated by the holder in the subscription at the end hereof by (b) the Purchase Price. Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder in the subscription at the end hereof.

          3.3. EXERCISE BY SURRENDER OF WARRANT. In addition to the method of payment set forth in Sections 3.1 and 3.2 and in lieu of any cash payment required thereunder, the holder(s) of the Warrants shall have the right at any time and from time to time to exercise the Warrants in full or in part by surrendering the Warrant Certificate in the manner specified in Section 3.1 as payment of the aggregate Purchase Price. The number of Warrants to be surrendered in payment of the aggregate Exercise Price for the Warrants to be exercised shall be determined by multiplying the number of Warrants to be exercised by the Purchase Price, and then dividing the product thereof by an amount equal to the Market Price (as defined below). Solely for the purposes of this paragraph, Market Price shall be calculated as the average of the Market Prices for each of the ten (10) trading days preceding the date which the form of election attached hereto is deemed to have been sent to the Company ("Notice Date").

          3.4. DEFINITION OF MARKET PRICE. As used herein, the phrase "Market Price" at any date shall be deemed to be (i) if the principal trading market for such securities is an exchange, the last reported sale price, or, in case no such reported sale takes place on such date, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported on any consolidated tape, (ii) if the principal market for such securities is the over-the-counter market, the high bid price on such date as set forth by Nasdaq or, if the security is not quoted on Nasdaq, the high bid price as set forth in the National Quotation Bureau sheet listing such securities for such day. Notwithstanding the foregoing, if there is no reported closing price or high bid price, as the case may be, on the date next preceding the event requiring an adjustment hereunder, then the Market Price shall be determined as of the latest date prior to such day for which such closing price or high bid price is available, or if the securities are not quoted on Nasdaq, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

          3.5. COMPANY TO REAFFIRM OBLIGATIONS. The Company will, at the time of any exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights (including, without limitation, any right to registration of the shares of Common Stock or Other Securities issued upon such exercise) to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, PROVIDED that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such holder any such rights.

     4. DELIVERY OF STOCK CERTIFICATES, ETC. ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 5 or otherwise.

     5. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.; RECLASSIFICATION, ETC. In case at any time or from time to time after the Original Issue Date the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment thereof

               (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

               (b) any cash paid or payable (including, without limitation, by way of dividend), except out of earned surplus of the Company, or

               (c) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporation rearrangement, then, and in each such case, the holder of this Warrant, upon the exercise hereof as provided in Section 3, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 5 which such holder would hold on the date of such exercise if on the Original Issue Date he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other or additional (or less) stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 5) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 6 and 7.

     6. REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case the Company after the Original Issue Date shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, upon the exercise hereof as provided in Section 3 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the

Company shall be entitled to deliver), in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7 hereof.

     7.   OTHER ADJUSTMENTS.

          7.1. GENERAL. In any case to which Sections 5 and 6 hereof are not applicable,

               (a) where the Company shall sell shares of its Common Stock on or prior to December 31, 1996 at a price per share (the "New Purchase Price") less than $6.25 (except where such shares are sold pursuant to the exercise of any warrant or option issued prior to September 6, 1996 or in connection with any debt financing of the Company or its subsidiaries with gross proceeds of at least $15 million), the Purchase Price in effect hereunder shall be reduced to the New Purchase Price; PROVIDED that where the Company shall sell shares of Common Stock at varying prices per share less than $6.25, the New Purchase Price shall be equal to the lowest price per share received by the Company in connection with such sales;

               (b) where the Company fails to acquire additional financing or financings with aggregate gross proceeds in excess of $30 million on or prior to December 31, 1996, and the Company shall sell shares of its Common Stock (except where such shares are sold pursuant to the exercise of any warrant or option issued prior to September 6, 1996 or in connection with any debt financing of the Company or its subsidiaries with gross proceeds of at least $15 million) thereafter, at a price per share (the "Equity Financing Price") less than $6.25, the Purchase Price in effect hereunder shall be reduced to the Equity Financing Price; PROVIDED that where the Company shall sell shares of Common Stock at varying prices per share less than $6.25, the Equity Financing Price shall be equal to the lowest price per share received by the Company in connection with such sales; PROVIDED, FURTHER, that the number of shares of Common Stock which may be purchased upon exercise of this Warrant shall be increased to a number equal to the principal amount of the Note issued in a unit with this Warrant divided by the New Purchase Price; and

               (c) where subdivisions (a) and (b) of this Section 7.1 are not applicable and the Company shall issue or sell shares of its Common Stock after September 6, 1996 without consideration or for a consideration per share less than the Purchase Price in effect pursuant to the terms of this Warrant at the time of issuance or sale of such additional shares (except where such shares are issued or sold pursuant to the exercise of any warrant or option or issued prior to September 6, 1996 or in connection with any debt financing of the Company or its subsidiaries with gross proceeds of at least $15 million) then the Purchase Price in effect hereunder shall simultaneously with such issuance or sale be reduced to a price determined by dividing (i) an amount equal to (A) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Purchase Price in effect hereunder at the time of such issuance or, plus (B) the consideration, if any, received by the Company upon such issuance or sale, by (ii) the total number of shares of Common Stock outstanding immediately after issuance or sale of such additional shares.

          7.2. CONVERTIBLE SECURITIES. In case the Company shall issue or sell any securities convertible into Common Stock of the Company ("Convertible Securities") after the September 6, 1996, there shall be determined the price per share for which Common Stock is issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock of the Company issuable upon the conversion or exchange of all of such Convertible Securities.

          If the price per share so determined shall be less than the applicable Purchase Price, then such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined, PROVIDED, that if such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the adjusted Purchase Price shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and PROVIDED, FURTHER, that upon the expiration of such rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the adjusted Purchase Price shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were issued or sold upon the conversion or exchange of such Convertible securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all of such Convertible Securities which shall have been converted or exchanged.

          7.3. RIGHTS AND OPTIONS. In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Common Stock (other than rights or options granted under the Company's Equity Incentive Plan and 1996 Non-Employee Directors Automatic Stock Option Plan and rights or options issued in connection with any debt financing of the Company or its subsidiaries with gross proceeds of at least $15 million), there shall be determined the price per share for which Common Stock is issuable upon the exercise of such rights or options, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, by (b) the maximum number of shares of Common Stock of the Company issuable upon the exercise of such rights or options.

     If the price per share so determined shall be less than the applicable Purchase Price, then the granting of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of shares of Common Stock at the price per share so determined, PROVIDED, that, if such rights or options shall be their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company upon the exercise thereof, the adjusted purchase price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and PROVIDED, FURTHER, that upon the expiration of such rights or options, if any thereof shall not have been exercised, the adjusted Purchsase Price shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options, and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

     8. FURTHER ASSURANCES. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of all Warrants from time to time outstanding.

     9. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of the Warrants, the Company at its expense will promptly cause the Company's regularly retained auditor to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of shares of Common Stock outstanding or deemed to be outstanding. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant.

     10.  NOTICES OF RECORD DATE, ETC.  In the event of

               (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

               (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

               (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying
     (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer consolidation, merger, dissolution, liquidation or winding-up, and
     (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant [and the persons or class of persons to whom such proposed issue or grant] and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date therein specified.

     11. RESERVATION OF STOCK, ETC. ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrants.

     12. LISTING ON SECURITIES EXCHANGES; REGISTRATION. If the Company at any time shall list any Common Stock on any national securities exchange and shall register such Common Stock under the Securities Exchange Act of 1934 (as then in effect, or any similar statute then in effect), the Company will, at its expense, simultaneously list on such exchange, upon official notice of issuance upon the exercise of the Warrants, and maintain such listing of all shares of Common Stock from time to time issuable upon the exercise of the Warrants; and the Company will so list on any national securities exchange, will so register and will maintain such listing of, any Other Securities if and at the time that any securities of like class or similar type shall be listed or such national securities exchange by the Company.

     13. EXCHANGE OF WARRANTS. Subject to the provisions of Section 2 hereof, upon surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its own expense will issue and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     14. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the Case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     15. WARRANT AGENT. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing Common Stock (or Other Securities) upon the exercise of the Warrants pursuant to Section 3, exchanging Warrants pursuant to Section 13, and replacing Warrants pursuant to Section 14, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     16. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     17. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees;

               (a) subject to the provisions hereof, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment attached hereto as SCHEDULE II) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

               (b) subject to the foregoing, any person in possession of this Warrant properly endorsed is authorized to represent himself as a absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

               (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     18. NOTICES, ETC. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to and at the address of the last holder of this Warrant who has so furnished an address to the Company.

     19. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

     20. ASSIGNABILITY. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant is fully assignable at any time upon surrender of this Warrant with a properly executed Assignment (in the form of SCHEDULE II hereto) at the principal office of the Company.



                                        ADVANCED RADIO TECHNOLOGIES
                                        CORPORATION



Dated:                                  By:
                                           -------------------------
                                           Name:
                                           Title:


[Corporate Seal]

Attest:


--------------------
    Secretary

                                      SCHEDULE I

                                 FORM OF SUBSCRIPTION

                     (To be signed only upon exercise of Warrant)

To:  ADVANCED RADIO TECHNOLOGIES CORPORATION

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, * shares of Common Stock of ADVANCED RADIO TECHNOLOGIES CORPORATION, and herewith makes payment of
$            therefor, and requests that the certificates for such shares be
issued in the name of, and delivered to,                  , whose address is


Dated:                                  ------------------------------
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant)

                                        ------------------------------
                                             (Address)

--------------------
* Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                     SCHEDULE II

                                  FORM OF ASSIGNMENT

                     (To be signed only upon transfer of Warrant)


     For value received, the undersigned hereby sells, assigns and transfers
unto                                         the right represented by the within
Warrant to purchase shares of Common Stock of [____________________] to which
the within Warrant relates, and appoints                       Attorney to
transfer such right on the books of [_________________________] with full power of substitution in the premises. The Warrant being transferred hereby is one of an aggregate of [_________________] Common Stock Purchase Warrants issued by [_______________________________] as of [____________________], 19__.


Date:


                                             ------------------------------
                                             (Signature must conform in all
                                             respects to name of holder as
                                             specified on the face of the
                                             Warrant)


                                             ------------------------------
                                                  (Address)


---------------------------------
Signature guaranteed by a Bank or
Trust Company having its principal
office in New York City or by a
Member Firm of the New York or
+ American Stock Exchange